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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 27, 2001


                            CABLETRON SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


       Delaware                      1-10228                04-2797263
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
Incorporation)                         Number)            Identificati on No.)


                               35 Industrial Way
                              Rochester, NH 03867

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (603) 332-9400

         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On or about July 27, 2001, Cabletron Systems, Inc. issued an Information Statement about its spin-off of Riverstone Networks, Inc. The Information Statement contains a description of the terms of the spin-off, Riverstone and Riverstone's common stock, and is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

         The following exhibits are filed herewith:

         99.1 Information Statement dated July 27, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CABLETRON SYSTEMS, INC.

Date:  July 30, 2001                By: David J. Kirkpatrick

                                    /s/  David J. Kirkpatrick
                                    __________________________________
                                    Chief Financial Officer and Chief
                                    Operating Officer (Principal Financial and
                                    Accounting Officer)

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                                 EXHIBIT INDEX

     99.1  Information Statement dated July 27, 2001.

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